Exhibit 10.39

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of November 4, 2015 by and among North Atlantic Holding Company, Inc., a Delaware corporation (the “Company”), and the other signatories to this Agreement as set forth on the signature pages hereto (the “Noteholders”).

RECITALS

WHEREAS, the Company intends to effect an initial public offering (the “IPO”) of its common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, the Company has issued to the Noteholders, pursuant to that certain Note Purchase Agreement, dated as of January 22, 2014, by and between North Atlantic Holding Company, Inc. and the purchasers of the 7% Senior Notes identified in the Note Purchase Agreement, 7% Senior Notes due December 31, 2023 (the “Notes”) in the respective principal amounts set forth opposite their names on Exhibit A hereto;

WHEREAS, each of the Noteholders has agreed to exchange all of such Noteholder’s Note(s) for Shares as provided herein.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, the Company and each Noteholder hereby agree as follows:

ARTICLE I
EXCHANGE OF NOTES

Section 1.1            Exchange of Notes for Exchange Shares.

(a)                Subject to the terms and conditions set forth in this Agreement, each Noteholder hereby agrees to exchange (the “Exchange”) at the Closing (as defined below) all Note(s) held by such Noteholder for a number (rounded to the nearest whole share) of shares of Common Stock (the “Exchange Shares”) equal to the quotient obtained by dividing (x) the principal amount of such Note(s) plus accrued and unpaid interest, if any, to but excluding the Closing Date by (y) the initial public offering price per share of Common Stock in the IPO.

(b)               Upon the surrender by each Noteholder of such Noteholder’s Note(s) in exchange for the Exchange Shares, such Note(s) shall be cancelled and the Company’s oligation to pay any amounts on the Note(s) shall be terminated. Each Noteholder waives all rights to receive any future payments of principal of or interest on such Noteholder’s Notes from and after the Closing Date.

ARTICLE II
CLOSING DATE; DELIVERY

Section 2.1            Closing. The closing (the “Closing”) of the Exchange shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, New York 10005, contemporaneously with the closing of the IPO (the day on which the Closing occurs is referred to herein as the “Closing Date”).

Section 2.2            Delivery for the Exchange. At the Closing:

(a)                Each Noteholder shall surrender such Noteholder’s Note(s) duly endorsed to the Company (and accompanied by appropriate endorsement and transfer documents) for cancellation; and such Note(s) shall be cancelled by the Company; and

(b)               The Company shall deliver the Exchange Shares issuable to each Noteholder by book entry deposit to an acount established for such purpose.

Section 2.3            Consummation of Closing. All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

Section 2.4            No Transfer of Exchanged Notes Prior to the Closing. Each Noteholder agrees that during the term of this Agreement, such Noteholder shall not sell, assign, pledge, transfer or otherwise dispose of, nor permit the sale, assignment pledge, transfer or other disposition (each, a “Transfer”) of, any beneficial ownership interest in such Noteholder’s Note(s) other than to exchange such Note(s) pursuant to the Exchange; provided, however, that the Noteholder may Transfer such Noteholder’s Note(s) to any of its affiliates that agrees in writing prior to such Transfer to be bound by the obligations of such Noteholder under this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1            Representations and Warranties of Each Party. The Company and each Noteholder hereby represents and warrants to the other parties that:

(i)              such party has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transaction contemplated hereby;

(ii)               this Agreement has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms;

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(iii)            the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby do not and will not (A) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such party, (B) other than the prior written consent of the board of directors of the Company to the transactions contemplated hereby, require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (C) result in the creation of any encumbrance on the Notes or (D) conflict with or result in a breach of or constitute a default under any provision of any party’s governing documents; and

(iv)             as of the date hereof, no material action, suit or legal, administrative or arbitral proceeding or investigation by or against such party is pending, or to the knowledge of such party threatened in writing, which would affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.2            Representations and Warranties of the Noteholders. Each Noteholder hereby represents and warrants to the Company that it:

(i)               owns exclusively, beneficially and of record and has good, valid and marketable title to such Noteholder’s Note(s) free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind and has the full right, power and authority to take the actions contemplated by this Agreement with respect to such Note(s);

(ii)              understands that shares of the Common Stock it will receive in the Exchange have not been registered under the Securities Act and are being or will be issued by the Company in a transaction exempt from the registration requirements of the Securities Act;

(iii)             understands that shares of the Common Stock it will receive in the Exchange may not be offered or resold except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act;

(iv)             understands that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”); it or its representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Securities Act, to the extent that the Company possesses such information;  has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company; and consummating the Exchange for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;

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(v)              understands that the Shares will bear the restrictive legend set forth on Exhibit B to this Agreement.

ARTICLE IV
CONDITIONS PRECEDENT TO NOTEHOLDER’S OBLIGATION

The obligation of each Noteholder to exchange such Noteholder’s Note(s) for the Exchange Shares is subject to the following conditions (any or all of which may be waived by such Noteholder in its sole discretion):

Section 4.1          Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct on the Closing Date.

Section 4.2          Performance; No Default. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

Section 4.3            No Injunction. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction preventing the closing of the IPO or the Exchange shall be in effect.

ARTICLE V
CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATION

The obligation of the Company to exchange the Notes for the Exchange Shares with any Noteholder is subject to the following conditions (any or all of which may be waived by the Company in its sole discretion):

Section 5.1          Representations and Warranties. Each of the representations and warranties of such Noteholder set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

Section 5.2         Performance; No Default. Such Noteholder shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by such Noteholder prior to or at the Closing.

Section 5.3         No Injunction. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction preventing the closing of the IPO or the Exchange shall be in effect.

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ARTICLE VI
CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

Section 6.1            Further Actions. Each party shall, at the written request of any other party, at any time and from time to time following the Closing, execute and deliver to such other party all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to confirm or carry out its obligations under this Agreement.

Section 6.2           Best Efforts. Each party shall use its respective best efforts (subject to standards of commercial reasonableness) to consummate the transactions contemplated to be performed by it under this Agreement.

ARTICLE VII
TERMINATION

Section 7.1            Termination. In the event the S-1 is withdrawn by the Company for any reason before the closing of the IPO, this Agreement shall automatically terminate and become null and void without any further action by the parties.

ARTICLE VIII
MISCELLANEOUS

Section 8.1            Survival of Representations. The representations, warranties and agreements in this Agreement shall terminate on the Closing Date or upon the termination of this Agreement.

Section 8.2            Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) except as permitted herein.

Section 8.3            Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 8.4            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the State of New York’s conflict of law principles to the extent such principles are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for such party and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims or causes of action (whether in contract, tort or otherwise) in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.

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Section 8.5            Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 8.5.

Section 8.6            Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.7           Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.8            Waiver; Remedies. No delay on the part of any Noteholder or the Company in exercising any right, power or privilege under this Agreement shall operate as a wavier thereof, nor shall any waiver on the part of any Noteholder or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

Section 8.9            Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity.

Section 8.10         Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement.

Section 8.11        Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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Section 8.12        Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or email or by registered or certified mail (postage prepaid, return receipt requested, provided that the facsimile or email is promptly confirmed by telephone or email confirmation thereof) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.12):

if to the Company:

North Atlantic Holding Company, Inc.

5201 Interchange Way

Louisville, Kentucky 40229

Attention: James Dobbins, Senior Vice President, General Counsel and Secretary

Email: JDobbins@Natcinc.net

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, New York 10005

Attention: David E. Zeltner, Esq.

Email: DZeltner@milbank.com

If to any Noteholder, at the address set forth beneath such Noteholder’s signature on the signature pages hereto.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

NORTH ATLANTIC HOLDING COMPANY, INC.

By:	/s/ Kenneth Andreozzi
	Name:	Kenneth Andreozzi
	Title:	VP & Controller

HELMS MANAGEMENT CORP.

By:	/s/ Thomas F. Helms, Jr.
	Name:	Thomas F. Helms, Jr.
	Title:	President
	Address:	75 Woods Lane East Hampton, NY 11937
	Email:	THelmsjr@Natcinc.net

By:	/s/ James Dobbins
	Name:	James Dobbins
	Address:	1006 Monmouth Avenue Durham, NC 27701
	Email:	JDobbins@Natcinc.net

By:	/s/ Lawrence Wexler
	Name:	Lawrence Wexler
	Address:	393 Carter Street New Canaan, CT 06840
	Email:	LWexler@NationalTobacco.com

By:	/s/ Graham Purdy
	Name:	Graham Purdy
	Address:	1803 Sylvan Way Goshen, KY 40026
Email:

By:	/s/ Michael Terry
	Name:	Michael Terry
	Address:	9501 Gerardia Lane Prospect, KY 40059
Email:

[Signature Page to Exchange Agreement for Senior Notes to Equity]

Exhibit A

Principal Amounts of Notes

Noteholder	Principal Amount of Note(s)
Helms Management Corp.	$4,259,418.33
James Dobbins	$5,000.00
Lawrence Wexler	$180,000.00
Graham Purdy	$10,000.00
Michael Terry	$10,000.00

EXHIBIT B

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

a.            AGREES FOR THE BENEFIT OF North Atlantic Holding Company, Inc., (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN EXCEPT:

i.                TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

ii.               PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

iii.              PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

[Signature Page to Exchange Agreement for Senior Notes to Equity]